Tower International Reports Improved Fourth Quarter and Full Year Results

LIVONIA, Mich., Feb. 16, 2012 /PRNewswire/ -- Tower International, Inc. (NYSE: TOWR), a leading integrated global manufacturer of engineered structural metal components and assemblies, today announced its fourth quarter and full year 2011 results and provided preliminary outlooks for 2012 and 2013.

  Revenue for the quarter was $615 million, up 14 percent from $542 million in the fourth quarter 2010.  Excluding changes in exchange rates and steel pricing, revenue was up 10 percent.

  Adjusted EBITDA for the quarter was $57.4 million, up 18 percent from $48.7 million a year ago.  The improvement was driven by higher volume and efficiencies that exceeded customer price reductions and economics, offset partially by unfavorable mix.

  Net income for the fourth quarter of 2011 was $6.7 million, compared with a net loss of $21.3 million a year ago.  As detailed below, this year's fourth quarter included certain items that adversely impacted results by $4.8 million.  Excluding these items and comparable items in the fourth quarter of 2010, diluted adjusted earnings per common share were $0.57, compared with loss of $0.24 per share a year ago.

  Free cash flow in the fourth quarter was seasonally strong at $62 million, and liquidity at year-end was also strong at $258 million.

  For full year 2011, revenue of $2.4 billion was up 14 percent from 2010 at constant exchange rates and steel pricing.  Adjusted EBITDA was $227.6 million, up 20 percent from $190.2 million in 2010.  Net income was $8.1 million, including certain items that adversely impacted results by $16.7 million.  Excluding these items and comparable items a year ago, full year 2011 diluted adjusted earnings per share were $1.23, compared with a loss of $1.67 per share in 2010.

  Tower is providing a preliminary outlook for 2012 revenue of approximately $2.3 billion and Adjusted EBITDA of approximately $205 million.  The main changes from the directional outlook provided last November are more-conservative planning assumptions for European industry production, down 8 percent from 2011, and the Euro, at average $1.30 compared with $1.39 in 2011.

  Tower is confident that financial results in 2013 will exceed 2012 and 2011, reflecting in large part a revenue backlog of about $200 million.

"In our first full year since the IPO, Tower's financial results significantly exceeded initial expectations," said President and CEO Mark Malcolm. "More importantly, we built an excellent foundation for the future by achieving better-than-expected growth in our 2013 revenue backlog and by making progress on each element of our balanced long-term game plan. Progress includes major growth actions in the secular growth markets of China and Brazil, further reduction in balance sheet leverage, and an opportunistic acquisition that builds on our core strengths in the automotive business to position Tower as a uniquely capable supplier with additional long-term profitable growth potential in the defense, aerospace, and industrial markets."

Tower to Host Conference Call Today at 1 p.m. EST

Tower will discuss its fourth quarter 2011 results and other related matters in a conference call at 1 p.m. EST today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company's website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower's website www.towerinternational.com. To dial into the conference call, domestic callers should dial 1-866-393-4576, international callers should dial 1-706-679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial 1-800-585-8367 (domestic) or 1-404-537-3406 (international) and reference Conference I.D. #49865415. A webcast replay will also be available and may be accessed via Tower's website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: "Adjusted EBITDA," "free cash flow," "net debt," and "diluted adjusted income / (loss) per share." We define Adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Free cash flow is defined as net cash provided by or used in operating activities less cash disbursed for purchases of property, plant and equipment. Net debt is defined as total debt less cash and cash equivalents. Diluted adjusted income / (loss) per share excludes the impact of certain items as described below that are included in our net income / (loss). We use Adjusted EBITDA and free cash flow as supplements to information provided in accordance with generally accepted accounting principles ("GAAP") in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. We believe these items as well as the non-GAAP financial measures of net debt and diluted adjusted income / (loss) per share are useful to investors as they provide an additional tool for investors to use in evaluating operating results and trends, and in comparing our financial results with other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented are not measures of performance under GAAP and should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry. In addition, certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the company's projected revenue, Adjusted EBITDA, free cash flow, earnings, financial results and its future sales growth outlook. The forward-looking statements can be identified by words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "project," "target," and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management's current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

  automobile production volumes;
  the financial condition of our customers and suppliers;
  our ability to make scheduled payments on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
  our ability to refinance our indebtedness;
  our ability to generate non-automotive revenues;
  risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
  any increase in the expense and funding requirements of our pension and other postretirement benefits;
  our customers' ability to obtain equity and debt financing for their businesses;
  our dependence on our largest customers;
  pricing pressure from our customers;
  work stoppages or other labor issues affecting us or our customers or suppliers; and
  costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:
Derek Fiebig
Executive Director, Investor & External Relations
(248) 675-6457
fiebig.derek@towerautomotive.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010

Revenues	$ 614,745	$ 541,607	$ 2,406,089	$ 1,997,058
Cost of sales	546,558	484,666	2,149,977	1,786,476
Gross profit	68,187	56,941	256,112	210,582
Selling, general and administrative expenses	39,199	40,887	158,392	143,975
Amortization expense	1,191	880	4,589	3,265
Restructuring and asset impairment charges, net	514	9,281	2,660	14,288
Operating income	27,283	5,893	90,471	49,054
Interest expense	16,533	18,447	62,133	66,872
Interest income	199	102	978	962
Other expense	131	1,300	1,331	1,300
Income / (loss) before provision for income taxes	10,818	(13,752)	27,985	(18,156)
Provision / (benefit) for income taxes	3,082	5,672	14,812	10,297
Net income / (loss)	7,736	(19,424)	13,173	(28,453)
Less: Net income attributable to the noncontrolling interests	1,072	1,898	5,109	8,441
Net income / (loss) attributable to Tower International, Inc.	$ 6,664	$ (21,322)	$ 8,064	$ (36,894)

Less: Preferred unit dividends	$ -	$ -	$ -	$ (10,707)
Net income / (loss) available to common shareholders	$ 6,664	$ (21,322)	$ 8,064	$ (47,601)

Weighted average common shares outstanding
Basic	19,683,032	18,012,862	19,364,433	13,865,509
Diluted	20,221,004	18,012,862	20,069,532	13,865,509

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$ 0.34	$ (1.18)	$ 0.42	$ (3.43)
Diluted	0.33	(1.18)	0.40	(3.43)

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands - unaudited)

	December 31, 2011	December 31, 2010

ASSETS
Cash and cash equivalents	$ 134,984	$ 150,345
Accounts receivable, net of allowance of $3,612 and $1,674	327,992	297,086
Inventories	85,100	73,189
Deferred tax asset - current	12,966	12,406
Assets held for sale	4,027	8,178
Prepaid tooling and other	56,189	57,754
Total current assets	621,258	598,958

Property, plant and equipment, net	667,686	627,497
Goodwill	63,983	66,309
Deferred tax asset - non-current	14,450	17,377
Other assets, net	30,001	30,035
Total assets	$ 1,397,378	$ 1,340,176

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt and current maturities of capital lease obligations	$ 109,447	$ 109,848
Accounts payable	395,287	366,761
Accrued liabilities	126,416	132,614
Total current liabilities	631,150	609,223

Long-term debt, net of current maturities	461,838	432,726
Obligations under capital leases, net of current maturities	12,213	15,604
Deferred tax liability - non-current	11,229	12,710
Pension liability	96,223	76,403
Other non-current liabilities	87,265	81,884
Total non-current liabilities	668,768	619,327
Total liabilities	1,299,918	1,228,550

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock, $0.01 par value, 350,000,000 authorized, 19,983,403 issued and 19,683,032 outstanding at December 31, 2011 and 19,101,588 issued and outstanding at December 31, 2010	200	191
Additional paid in capital	311,427	296,262
Treasury stock, at cost, 300,371 shares as of December 31, 2011	(5,130)	-
Accumulated deficit	(184,492)	(192,556)
Accumulated other comprehensive loss	(82,002)	(36,530)
Total Tower International, Inc.'s stockholders' equity	40,003	67,367
Noncontrolling interests in subsidiaries	57,457	44,259
Total stockholders' equity	97,460	111,626

Total liabilities and stockholders' equity	$ 1,397,378	$ 1,340,176

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands - unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
OPERATING ACTIVITIES:
Net income / (loss)	$ 7,732	$ (19,424)	$ 13,169	$ (28,453)
Adjustments required to reconcile net income / (loss) to net cash provided by operating activities:
Non-cash restructuring and asset impairment charges	-	9,999	-	9,999
Deferred income tax provision	229	(4,793)	(640)	(13,851)
Depreciation and amortization	25,063	28,426	114,578	114,668
Non-cash share-based compensation	3,874	3,047	15,174	3,047
Pension expense, net of contributions	(2,204)	(1,210)	(12,992)	(5,619)
Change in working capital and other operating items	64,792	72,914	(28,831)	40,568
Net cash provided by operating activities	$ 99,486	$ 88,959	$ 100,458	$ 120,359

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant and equipment, net	$ (37,484)	$ (44,559)	$ (120,409)	$ (100,495)
Net assets acquired, net of cash acquired	-	-	(22,300)	(16,687)
Net cash used in investing activities	$ (37,484)	$ (44,559)	$ (142,709)	$ (117,182)

FINANCING ACTIVITIES:
Repayments of term debt	$ -	$ -	$ -	$ (3,484)
Repayment of first lien term loan	-	-	-	(414,172)
Preferred unit dividends	-	-	-	(95)
Noncontrolling interest dividends	-	-	-	(5,257)
Issuance of senior secured notes	-	-	-	417,203
Retirement of senior secured notes	(7,500)	(26,000)	(42,008)	(26,000)
Proceeds from borrowings	178,155	29,982	682,204	418,237
Repayments of borrowings	(194,018)	(89,893)	(608,767)	(452,286)
Purchase of treasury stock	-	-	(5,130)	-
Financing costs	-	(548)	-	(8,356)
Costs associated with pending initial public offering	-	76,550	-	74,021
Net cash provided by financing activities	$ (23,363)	$ (9,909)	$ 26,299	$ (189)

Effect of exchange rate changes on cash and cash equivalents	$ (355)	$ 875	$ 591	$ (2,445)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$ 38,284	$ 35,366	$ (15,361)	$ 543

CASH AND CASH EQUIVALENTS:
Beginning of period	$ 96,700	$ 114,979	$ 150,345	$ 149,802

End of period	$ 134,984	$ 150,345	$ 134,984	$ 150,345

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
(Amounts in thousands - unaudited)

Segment Data	Three Months Ended December 31,
	2011		2010
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$ 341,451	$ 31,355	$ 326,027	$ 37,091
Americas	273,294	26,116	215,580	11,639
Consolidated	$ 614,745	$ 57,471	$ 541,607	$ 48,730

	Year Ended December 31,
	2011		2010
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$ 1,334,033	$ 118,290	$ 1,147,614	$ 125,545
Americas	1,072,056	109,323	849,444	64,690
Consolidated	$ 2,406,089	$ 227,613	$ 1,997,058	$ 190,235

Adjusted EBITDA reconciliation	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Adjusted EBITDA	$ 57,471	$ 48,730	$ 227,613	$ 190,235
Restructuring	(514)	(9,281)	(2,660)	(14,288)
Depreciation and amortization	(25,063)	(28,427)	(114,578)	(114,668)
Receivable factoring charges and other	(107)	(113)	(453)	(471)
Acquisition costs	-	-	(1,100)	(679)
Expense related to the compensation programs	(4,503)	(5,016)	(18,351)	(11,075)
Interest expense, net	(16,335)	(18,345)	(61,155)	(65,910)
Other expense	(131)	(1,300)	(1,331)	(1,300)
Provision for income taxes	(3,082)	(5,672)	(14,812)	(10,297)
Net income attributable to noncontrolling interests	(1,072)	(1,898)	(5,109)	(8,441)
Net income / (loss) attributable to Tower International, Inc.	$ 6,664	$ (21,322)	$ 8,064	$ (36,894)

Free cash flow reconciliation	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Net cash provided by operating activities	$ 99,486	$ 88,959	$ 100,458	$ 120,359
Cash disbursed for purchases of PP&E, net	(37,484)	(44,559)	(120,409)	(100,495)
Free cash flow	$ 62,002	$ 44,400	$ (19,951)	$ 19,864

Net debt reconciliation			December 31,	December 31,
			2011	2010
Current maturities of long-term debt and capital lease obligations			$ 109,447	$ 109,848
Long-term debt, net of current maturities			461,838	432,726
Obligations under capital leases, net of current maturities			12,213	15,604
Total debt			583,498	558,178
Less: cash and cash equivalents			(134,984)	(150,345)
Net debt			$ 448,514	$ 407,833

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME / (LOSS)
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010

Income / (expense) items included in net income / (loss), net of tax:
Selling, general and administrative expenses
Incentive compensation related to funding events	$ (4,349)	$ (4,793)	$ (17,521)	$ (10,852)
Acquisition costs	-	-	(1,100)	(679)
Interest expense
Acceleration of the amortization of debt issue costs and OID	(302)	(1,247)	(1,760)	(6,574)
Settlement of value added tax audit in Brazil	-	-	2,838	-
Restructuring expense
Asset impairments	-	(7,300)	-	(9,142)
Adjustment of lease liability	-	-	754	-
Sale of closed facilities	-	(2,327)	-	(1,680)
Other items
Partial retirement of senior secured notes	(131)	(1,300)	(1,331)	(1,300)
Provision for income taxes
Reversal of South Korean valuation allowance	-	-	-	7,785
Tax effect for termination of interest rate swaps	-	-	-	(2,000)
Tax law and tax election changes	-	-	1,406	-
Total items included in net income / (loss)	$ (4,782)	$ (16,967)	$ (16,714)	$ (24,442)

Net income / (loss) attributable to Tower International, Inc.	$ 6,664	$ (21,322)	$ 8,064	$ (36,894)
Less: Preferred unit dividends	-	-	-	(10,707)
Income / (loss) available to common shareholders	$ 6,664	$ (21,322)	$ 8,064	$ (47,601)

Memo: Average shares outstanding (in thousands)
Basic	19,683	18,013	19,364	13,866
Diluted	20,221	18,013	20,070	13,866

Income / (loss) per common share (GAAP)
Basic	$ 0.34	$ (1.18)	$ 0.42	$ (3.43)
Diluted	0.33	(1.18)	0.40	(3.43)

Diluted adjusted income / (loss) per share (non-GAAP)*	0.57	(0.24)	1.23	(1.67)

* Excludes the certain items shown above